SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 2, 2006

NATCO Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

2950 North Loop West, 7th Floor Houston, Texas
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On August 2, 2006, NATCO Group Inc. issued a press release announcing its financial and operating results for the second quarter ended June 30, 2006.  This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 7.01	Regulation FD Disclosure.

          In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

          NATCO Group will hold a conference call on its second quarter 2006 earnings at 9:00 a.m., central time, on August 3, 2006. The call will be broadcast live over the internet and may be accessed on our website, http://www.natcogroup.com by clicking on Investor Relations, then Calendar.  To participate in the conference call by telephone, dial (US Toll Free) 1-800-967-7188 or (International) +1-719-457-2636 at least fifteen minutes prior to the start. The pass code is 6093445. A recording of the call will be available on our web site for at least 90 days following the date of the call, or you may call 1-888-203-1112(pass code 6093445) until 11:59 p.m. on August 17, 2006 to hear a replay of the call.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

          99.1     Press Release dated August 2, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATCO Group Inc.

Dated: August 2, 2006	By:	/s/ Richard W. FitzGerald

Richard W. FitzGerald
Senior Vice President & Chief Financial Officer